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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported)  May 20, 2005

                Advanta Business Receivables Corp., as Transferor on behalf of Advanta Business Card Master Trust
               (Exact Name of Registrant as Specified in Charter)

           Nevada                    333-32874               23-2852207
----------------------------     -----------------  ----------------------------
(State or Other Jurisdiction     (Commission File          (IRS Employer
     of Incorporation)               Number)           Identification Number)


                       Advanta Business Receivables Corp.
          ------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


            Nevada                   333-32874                23-2852207
----------------------------     -----------------  ----------------------------
(State or Other Jurisdiction     (Commission File          (IRS Employer
     of Incorporation)                Number)          Identification Number)


         2215 B Renaissance Drive
                 Suite 5
            Las Vegas, Nevada                                     89119
------------------------------------------               -----------------------
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:           (702) 966-4246

         (Former name or former address, if changed since last report)
--------------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
          (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events

In accordance with the terms of the Series 2002-A Indenture Supplement, the beginning of the Series 2002-A the Controlled Accumulation Period was postponed. The Controlled Accumulation Period began at the close of business on March 31, 2005.

In accordance with the terms of the Series 2003-C Indenture Supplement, the beginning of the Controlled Accumulation Period for Series 2003-C has been postponed. The Controlled Accumulation Period is expected to begin at the close of business on May 31, 2005.

In accordance with the terms of the Series 2000-C Indenture Supplement, the Series 2000-C Reserve Account Funding Date has been postponed as a result of the postponement of the beginning of the Controlled Accumulation Period for Series 2000-C. The Controlled Accumulation Period is expected to begin at the close of business on July 31, 2005 and the Reserve Account Funding Date is expected to begin on the June 2005 payment date.

In accordance with the terms of the Series 2003-A Indenture Supplement the Series 2003-A Reserve Account Funding Date has been postponed as a result of the postponement of the beginning of the Controlled Accumulation Period for Series 2003-A. The Controlled Accumulation Period is expected to begin at the close of business on November 30, 2005 and the Reserve Account Funding Date is expected to begin on the October 2005 payment date.

Item 9.01. Financial Statements and Exhibits

      The following exhibit is furnished herewith:

      21 Monthly Servicer's Certificate issued on May 20, 2005 for the monthly period of APRIL 1, 2005 through APRIL 30, 2005, relating to the Series 2000-C, 2001-A, 2002-A, 2003-A, 2003-B, 2003-C, 2003-D
            and AdvantaSeries Asset Backed Notes, prepared by the Servicer and sent to the Indenture Trustee pursuant to Article V of the Series 2000-C, 2001-A, 2002-A, 2003-A, 2003-B, 2003-C, 2003-D and
            AdvantaSeries Indenture Supplements dated as of November 1, 2000, April 1, 2001, July 1, 2002, February 1, 2003, June 1, 2003, August
            1, 2003, December 1, 2003 and November 1, 2004 respectively.

                                                                               3

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   ADVANTA BUSINESS CARD MASTER TRUST

                                   By: Advanta Bank Corp., as attorney-in-fact

                                   By: /s/ Michael Coco
                                       ----------------
                                   Name: Michael Coco
                                   Title: Vice President and Treasurer

                                   ADVANTA BUSINESS RECEIVABLES CORP.

                                   By: /s/ Susan McVeigh
                                       -----------------
                                   Name: Susan McVeigh
                                   Title: Vice President and Assistant Treasurer

Dated: MAY 20, 2005

                                                                               4

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                                  Exhibit Index

Exhibit No.                                                                Page
----------                                                                 ----
  21.1      Monthly Servicer's Certificate dated MAY 20, 2005 prepared by the
            Servicer and sent to the Indenture Trustee pursuant to Article V of the Series 2000-C, 2001-A, 2002-A, 2003-A, 2003-B, 2003-C, 2003-D
            and AdvantaSeries Indentures Supplements covering the period of
            APRIL 1, 2005 through APRIL 30, 2005.

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